Goodwill and Other Intangible Assets	3 Months Ended
Sep. 27, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets [Text Block]
GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

Changes in the carrying amount of goodwill, by reportable segment, were as follows (in millions):

Reporting Segments:	Balance at June 28, 2014	Business acquisitions	Purchase accounting adjustments	Currency translation adjustment	Balance at September 27, 2014
Consumer Healthcare	$1,406.3	$—	$(6.2)	$(4.6)	$1,395.5
Nutritionals	510.1	—	(1.0)	—	509.1
Rx Pharmaceuticals	1,258.3	—	(4.7)	(12.9)	1,240.7
API	97.6	—	—	(6.7)	90.9
Specialty Sciences	201.8	—	(1.1)	—	200.7
Total goodwill	$3,474.1	$—	$(13.0)	$(24.2)	$3,436.9

Intangible assets

Other intangible assets and related accumulated amortization consisted of the following (in millions):

	September 27, 2014		June 28, 2014
	Gross	Accumulated Amortization	Gross	Accumulated Amortization
Amortizable intangibles:
Distribution and license agreements	$6,026.5	$269.4	$6,027.3	$192.1
Developed product technology/formulation and product rights	916.9	316.5	931.7	302.5
Customer relationships	369.2	101.8	372.0	97.5
Trade names and trademarks	47.5	5.8	47.8	5.6
Non-compete agreements	15.1	9.9	15.3	9.4
Total	$7,375.2	$703.4	$7,394.1	$607.1
Non-amortizable intangibles:
Trade names and trademarks	$58.4	$—	$59.5	$—
In-process research and development	7.7	—	10.2	—
Total	66.1	—	69.7	—
Total other intangible assets	$7,441.3	$703.4	$7,463.8	$607.1

Certain intangible assets are denominated in currencies other than the U.S. dollar; therefore, their gross and net carrying values are subject to foreign currency movements.

The Company recorded amortization expense of $106.5 million and $29.8 million for the three months ended September 27, 2014 and September 28, 2013, respectively. The increase in amortization expense was due primarily to the incremental amortization expense incurred on the amortizable intangible assets acquired as part of the Elan acquisition.